EXHIBIT 10.35
                           STOCK PURCHASE AGREEMENT


          STOCK PURCHASE AGREEMENT dated as of June 4, 1999 (the "Agreement"), by and among TK HOLDINGS, INC., a Canadian corporation ("TK Holdings"), located at 365 Bay Street, 10th Floor, Toronto, Ontario, CANADA MSH 2V2, and Mark Valentine ("Valentine"; each of Valentine and TK Holdings, an "Investor", and collectively, the "Investors"), UNIVERSAL TRADING TECHNOLOGIES CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company") located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103, and THE ASHTON TECHNOLOGY GROUP, INC. ("ATG") located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103. The Investors, the Company and ATG together are referred to collectively as the "Parties" and each, a "Party".

          WHEREAS, the Parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, as provided herein, and the Investors shall purchase (a) certain shares of the Company's Series TK Convertible Preferred Stock (the "Preferred Stock") and (b) two (2) warrants to purchase shares of the common stock of ATG, par value $.01 per share ("ATG Common Stock") (each a "Warrant" and collectively, the "Warrants") as more fully described herein (together, the "Securities") for an aggregate purchase price of $2,000,000 (the "Aggregate Purchase Price"); and

          WHEREAS, such investment will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the Securities Act of 1933, as amended (the "Securities Act") and the regulations promulgated thereunder, and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the offer and sale of the Securities to be made hereunder; and

          NOW, THEREFORE, the Parties hereto agree as follows:

                                   ARTICLE I
                      Purchase and Sale of the Securities

          Section I.1  Sale and Issuance of the Securities.

          The Company agrees to sell and the Investors agrees to purchase from the Company: (a) 145,700 shares of the Preferred Stock, and (b) two (2) Warrants, for an aggregate purchase price of $2,000,000 at the Closing (as hereinafter defined).
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          Section I.2  Terms of Preferred Stock.

          The rights, privileges and preferences of the Preferred Stock shall be as stated in the Certificate of Designation for the Preferred Stock, the form of which is attached hereto as Exhibit A, as filed with the appropriate offices of the State of Delaware.

          Section I.3  Terms of the Warrant.

          The rights, privileges and preferences of the Warrants shall be stated in the Stock Purchase Warrants, the forms of which are attached hereto as Exhibits B-1 and B-2.

          Section I.4  Closing.

          The purchase and sale of the Securities shall take place at 9:00 a.m., Eastern Standard Time, on June 4, 1999 (the "Closing Date") at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103, or at such other place as the Parties mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Parties shall complete each of the following conditions:

          (1) The execution and delivery by the Company, ATG and the Investors of this Agreement, and all Exhibits and Attachments hereto;

          (2) The delivery into escrow by the Company of certificates representing the Securities;

          (3) The delivery into escrow by the Investors of good cleared funds in the amount of $2,000,000 as payment for the Securities;

          (4) The delivery of evidence of the filing by the Company of the Certificate of Designation for the Preferred Stock (the "Certificate of Designation"), with the appropriate offices of the State of Delaware.

          (5) The execution and delivery by the Company and the Investors of a letter of intent in regard to a joint venture proposed to be formed by the Parties in the form satisfactory to each Party.


                                  ARTICLE II
                Representations and Warranties of the Investors

          Each of the Investors hereby represents and warrants to the Company that the following are true and correct as of the Closing Date:

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          Section II.1   Organization and Authorization. TK Holdings is duly
incorporated or organized and validly existing in the country of its incorporation or organization and each of the Investors has all requisite power and authority to purchase and hold the Securities to be issued hereunder. The decision to invest and the execution and delivery of this Agreement by the Investors, the performance by each of the Investors of its obligations hereunder and the consummation by the Investors of the transactions contemplated hereby have been duly authorized and require no other action or proceeding on the part of the Investors. The undersigned executing this Agreement on behalf of TK Holdings has all right, power and authority to execute and deliver this Agreement on behalf of TK Holdings. This Agreement has been duly executed and delivered by each of the Investors and, assuming the execution and delivery hereof and acceptance thereof by the Company and ATG, will constitute the legal, valid and binding obligation of each of the Investors, enforceable against each of the Investors in accordance with its terms.

          Section II.2 Sophisticated Investors. Each of the Investors is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and each of the Investors has such experience in business and financial matters that it is capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Securities and protecting its interest in connection with this transaction. Each of the Investors acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

          Section II.3 Independent Counsel. Each of the Investors acknowledges that it has been advised to consult with its own attorney regarding legal matters concerning the Company and ATG and to consult with its tax advisor regarding the tax consequences of acquiring the Securities issuable hereunder. Each of the Investors acknowledges that it has been advised to consult with its own attorney regarding any laws of any country other than the United States.

          Section II.4 No Public Market. Each of the Investors acknowledges that it is aware that there is no public market for the Preferred Stock, the Warrants or the Common Stock underlying the Preferred Stock. Each of the Investors acknowledges that it is aware that a public market may not develop for the Preferred Stock, the Warrants or the Common Stock underlying the Preferred Stock.

          Section II.5 No Registration. Each of the Investors understands that neither the Preferred Stock, the Common Stock underlying the Preferred Stock, the Warrants nor the ATG Common Stock issuable upon the exercise of the Warrants have been registered under the Securities Act, any state securities law or any other securities laws but are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and certain state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of each of the

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Investors set forth herein in order to determine the applicability of such exemptions and the suitability of each of the Investors to acquire the securities hereunder.

          Section II.6 Investment Intent. Each of the Investors is entering into this Agreement solely for its own account and each of the Investors has no present intention or arrangement (whether or not legally binding) at any time to sell or distribute any of the Securities to or through any person or entity. Each of the Investors understands and agrees that it may bear the economic risk of its investment in the Securities for an indefinite period of time.

          Section II.7 Transfer Restrictions Regarding the Preferred Stock. The Investors understands that the Securities are characterized as "restricted securities" under the United States securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations the securities may be resold without registration under the Securities Act only in certain limited circumstances and only with the prior approval by the Company. In this regard, each of the Investors represent that he or it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          Section II.8  Registration Rights.   The Investors understand that
they shall have no registration rights with respect to the Securities other than those set forth in Section 5.1 of the Agreement and or may be provided in the Warrants.

          Section II.9 No Advertisements. None of the Investors are entering into this Agreement as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

          Section II.10 Foreign Investors. Each of the Investors that is not a United States person hereby represents that he or it has satisfied himself or itself as to the full observance of the applicable laws of his or its country and/or jurisdiction in connection with any invitation to subscribe for the Securities or any use of the Agreement, including (i) the legal requirements within his or its country and/or jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase,
(iii) any government or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Each of the Investors' subscription and payment for, and his or its continued beneficial ownership of, the Securities, will not violate any applicable securities or other laws of its country and/or jurisdiction.

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                                  ARTICLE III
                 Representations and Warranties of the Company

          The Company hereby represents and warrants to the Investors that the following are true and correct as of the Closing Date:

          Section III.1 Organization; Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted.

          Section III.2 Capitalization. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $.01 par value per share, of which 24,280,592 are outstanding, 2,000,000 shares of non-voting Preferred Stock, $.01 par value, of which none are outstanding. All issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable.

          Section III.3 Authorization. The Company has all requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the securities issuable hereunder and the performance of the Company's obligations hereunder have been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms. Upon their issuance and delivery pursuant to this Agreement, the Securities will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Investors; provided, however, that the Securities are subject to restrictions on transfer under federal and/or state securities laws. The issuance and sale of the Securities hereunder will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

          Section III.4 Offering. Subject in part to the truth and accuracy of the Investors' representations as set forth in Article II of this Agreement, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will purposefully take any action hereafter that would cause the loss of such exemption.

          Section III.5 No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of any provision of the Company's Certificate of Incorporation, bylaws or any amendments thereto. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any

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violation of, or default, or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of any material benefit, under any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets and which would have a material adverse effect on the Company's business and financial condition.

          Section III.6 No Undisclosed Liabilities or Events. With the exception of certain contingent liabilities set forth on Schedule 3.6 hereto, the Company has no liabilities or obligations other than those incurred in the ordinary course of the Company's business, which individually or in the aggregate, do not or would not have a material adverse effect on the properties, business, condition (financial or otherwise), results of operations or prospects of the Company. No event or circumstances have occurred or exist with respect to the Company or its properties, business, condition (financial or otherwise), results of operations or prospects, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company, but which has not been so publicly announced or disclosed.

          Section III.7 No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a Party or by which it is or its property is bound, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a material adverse effect on the Company's business and financial condition.

          Section III.8 Litigation. With the exception of certain potential litigation set forth on Schedule 3.8 hereto, there is no action, proceeding or investigation pending, or to the Company's knowledge threatened, against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, financial conditions or operations of the Company.

          Section III.9 Title to Assets. The Company has good and marketable title to all properties and material assets as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

          Section III.10 Required Governmental Permits. The Company and its subsidiaries are in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

          Section III.11 Governmental Consent. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company

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is required in connection with the valid execution and delivery of this
Agreement, or the offer, sale or issuance of the Securities hereunder, or the consummation of any other transaction contemplated hereby.

          Section III.12 Other Outstanding Securities/Financing Restrictions. Other than the Common Stock, Preferred Stock, and warrants and options disclosed in Section 3.12 hereto, there are no other outstanding securities, debt or equity presently convertible into Common Stock.

          Section III.13 Dilution. The Company is aware and acknowledges that conversion of the Preferred Stock and the issuance of Common Stock underlying the Preferred Stock, could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of the Company's Common Stock.


                                  ARTICLE IV
                          Covenants of the Investors

          Section IV.1 Conversion Holding Period/Conversion Limits. The Investors warrants and agrees that it shall not exercise its right to convert the Preferred Stock as set forth in the Certificate of Designation until the earlier of (i) April 30, 2001; or (ii) upon the occurrence of a Change of Control (as defined herein) of the Company (together the "Holding Period").

          Section IV.2 Mandatory Conversion. In the event the Preferred Stock has not been converted by or before April 30, 2004, the Investors's Conversion Rights as set forth in the Certificate of Designation shall expire and the Company shall not be obligated under any provisions of this Agreement to issue the Common Stock underlying the Preferred Stock.

          Section IV.3 Short Selling. The Investors hereby covenants that it shall not engage in any short sales of the Company's Common Stock or the ATG Common Stock.


                                   ARTICLE V
                       Covenants of the Company and ATG

          Section V.1 Registration Rights. The Company covenants and agrees that it shall register the Common Stock issuable upon conversion of the Preferred Stock pursuant to the Securities Act, upon written demand by the Investors, on one occasion following the fourth (4th) anniversary of the Closing Date. Notwithstanding the preceding sentence, the Company covenants and agrees that it shall register such Common Stock pursuant to the Securities Act, upon written demand by the Investors, at such time that the Company shall engage in an initial public offering of its Common Stock provided, however, that the amount of the Common Stock

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registered pursuant to this sentence shall be subject to adjustment by any underwriter engaged by the Company, at its sole discretion, in connection with any such initial public offering.

          Section V.2 Amendment of Charter or Issuance of Senior Preferred Stock. The Company covenants and agrees that it shall not (i) amend the Certificate of Incorporation of the Company or the Certificate of Designation in any manner that adversely affects the rights of the Investors or (ii) authorize the issuance of preferred stock ranking senior to the Preferred Stock, without the prior approval of a majority-in-interest of the Investors; provided, however, that such approval shall not be unreasonably withheld.

          Section V.3  Reservation of Common Stock.

          V.3.1 Company Common Stock. As of the date hereof, the Company has authorized and reserved, and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Common Stock upon the conversion of the Preferred Stock. The number of shares of Common Stock so reserved shall be increased or decreased to provide for any adjustment to the number of shares of Common Stock issuable upon the conversion of the Preferred Stock as contemplated in the Certificate of Designation.

          V.3.2 ATG Common Stock. As of the date hereof, ATG has authorized and reserved and ATG shall continue to reserve and keep available at all times, free of preemptive rights, shares of ATG Common Stock for the purpose of enabling ATG to satisfy its obligation to issue the ATG Common Stock pursuant to the Warrant and pursuant to Section 5.10 hereof. The number of shares of ATG Common Stock so reserved shall be increased or decreased to accommodate any anti dilution protection in the Warrants.

          Section V.4 Legends. The certificates evidencing the Common Stock to be issued to the Investors upon conversion of the Preferred Stock and the certificates evidencing the ATG Common Stock to be issued to the Investors upon exercise of the Warrants shall be free of legends, except as set forth in
Article VII.

          Section V.5 Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

          Section V.6  Change of Control.

          V.6.1 Assumption of Obligations. The Company shall not, at any time after the date hereof, effect any Change of Control unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the Company's obligations pursuant to this Agreement.

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          V.6.2  Definition of Change of Control.  A "Change of Control" shall mean: (a) the consolidation or merger of the Company or any affiliate of the Company holding or controlling a majority of the assets relating to the business of the Company with or into any third party; (b) the assignment, sale, transfer, lease or other disposition of all or substantially all of the assets of the Company and its affiliates taken as a whole; or (c) the acquisition by any third party or group of third parties acting in concert, of beneficial ownership of shares of greater than fifty percent (50%) of the voting stock of the Company.

          Section V.7 Conversion of the Preferred Stock. The Company agrees that it shall permit the Investors to exercise their right to convert the Preferred Stock by telecopying an executed and completed notice of conversion (a "Notice of Conversion") to the Company and delivering the original Notice of Conversion and the certificate representing the Preferred Stock to the Company by express courier. Each business date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a conversion date (the "Conversion Date"). The Company will transmit the certificates representing shares of Common Stock issuable upon conversion of any Preferred Stock (together with the certificates representing the Preferred Stock not so converted) to the Investors via express courier, by electronic transfer or otherwise within five (5) business days after the conversion date if the Company has received the original Notice of Conversion and Preferred Stock certificate being so converted by such date. The Investors will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company within forty-eight (48) hours after receipt of the earliest of the Notice of Conversion to the Company by telecopy or express carrier whereupon the Company and the Investors shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

          Section V.8 Exercise of Warrant. The Company and ATG agree they shall permit the Investors to exercise their right to exercise the Warrants by telecopying an executed and completed notice of exercise (a "Notice of Exercise") to ATG and delivering the original Notice of Exercise and the certificate representing the Warrant to ATG by express courier. Each business date on which a Notice of Exercise is telecopied to and received by ATG in accordance with the provisions hereof shall be deemed an exercise date (the "Exercise Date"). ATG will transmit the certificates representing shares of ATG Common Stock issuable upon exercise of each of the Warrants (together with the certificates representing the portion of the Warrants not so exercised) to the applicable Investor via express courier, by electronic transfer or otherwise within five (5) business days after the exercise date if ATG has received the original Notice of Exercise and Warrants being so exercised by such date. The applicable Investor will be entitled to revoke the relevant Notice of Exercise by delivering a notice to such effect to ATG within forty-eight (48) hours after receipt of the earliest of the Notice of Exercise to ATG by telecopy or express carrier whereupon ATG and the Investors shall each be restored to their respective positions immediately prior to delivery of such Notice of Exercise.

          Section V.9 Deliveries. The Notice of Conversion and Preferred Stock representing the portion of the shares converted shall be delivered to the Company as set forth in

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Section 9.1 hereto. The shares of Common Stock issuable upon conversion of the
Preferred Stock and the certificate for any Preferred Stock not converted shall be delivered to the Investors as set forth in Section 9.1 hereto. The Notice of Exercise and Warrant representing the portion of the Warrant exercised shall be delivered to ATG as set forth in Section 9.1. The shares of ATG Common Stock issuable upon exercise of the Warrant and any certificate for any portion of the Warrant not exercised shall be delivered to the Investors as set forth in
Section 9.1 hereto.

          Section V.10 Exchange Rights. ATG and the Investors covenant and agree that beginning on May 1, 2001 and for thirty-one (31) days thereafter each of the Investors may at its or his option surrender to ATG each share of Preferred Stock issued pursuant to this Agreement and held by such Investor at such time in exchange for 1.83 shares of ATG Common Stock pursuant to an exchange agreement, with typical representation and warranties, including those similar to those made by the Investors in Article II hereof.

                                  ARTICLE VI
                                Indemnification

          Section VI.1 Indemnification. Each of the Parties agrees to indemnify the other Parties and to hold the other Parties harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying Party of any representation, warranty or covenant made by it in this Agreement.


                                  ARTICLE VII
                                    Legends

          Section VII.1 Legends. Unless otherwise provided below, each certificate representing the Securities and Common Stock to be issued upon conversion of the Preferred Stock or exercise of the Warrants will bear the following legend (the "Legend"):

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A

          TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

          Section VII.2 Investors' Compliance. Nothing in this Article shall affect in any way the Investors' obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                                 ARTICLE VIII
                          Choice of Law/Jurisdiction

          Section VIII.1 Choice of Law; Venue; Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each Party hereby agrees that if another Party to this Agreement obtains a judgment against another Party arising from a dispute involving this Agreement, the Party which obtained such judgment may enforce such judgment by summary judgment or other procedure not requiring trial on the merits in the courts of any country having jurisdiction over the Party against whom such judgment was obtained, and each Party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each Party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Party at its address set forth herein. Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law.


                                  ARTICLE IX
                                    Notices

          Section IX.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such Party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

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

     If to the Company:

          Universal Trading Technologies Corporation
          1900 Market Street, Suite 701
          Philadelphia, PA 19103
          Attn: Fred S. Weingard
          Fax: (215) 636-3560
     If to ATG:

          The Ashton Technology Group, Inc.
          1900 Market Street, Suite 701
          Philadelphia, PA 19103
          Attn: Arthur J. Bacci
          Fax: (215) 636-3560

     with copy to:

          Justin P. Klein, Esquire
          Ballard Spahr Andrews & Ingersoll, LLP
          1735 Market Street
          Philadelphia, PA 19103
          Fax: (215) 864-8999

     If to the Investors:

          TK Holdings, Inc.
          365 Bay Street
          10th Floor
          Toronto, Ontario
          CANADA MSH 2V2
          Attn: Robert Wilson
          Fax: 416-860-8323

          Mark Valentine
          365 Bay Street
          10th Floor
          Toronto, Ontario
          CANADA MSH 2V2
          Fax: 416-860-8323

     with a copy to:

          John Mann, Esquire
          Fax: (713) 622-7114

          Either Party hereto may from time to time change its address or facsimile number for notices under this Section 9.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other Party hereto.


                                   ARTICLE X
                                 Miscellaneous

          Section X.1 Assignment. Neither this Agreement nor any rights of the Investors or the Company hereunder may be assigned by either Party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Preferred Stock purchased or acquired by the Investors hereunder with respect to the Preferred Stock held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld, the Investors's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investors) who agrees to make the representations and warranties contained in Article II and who agrees to be bound by the covenants of Article IV.

          Section X.2 Waiver. No waiver of any terms of this Agreement shall be valid unless in writing and signed by authorized representatives of each of the Parties. Failure by any Party to enforce any of its rights under this Agreement shall not be construed as a waiver of such rights, nor shall a waiver by any Party in one or more instances be construed as constituting a waiver or as a waiver in other instances.

          Section X.3 Termination. This Agreement shall terminate 6 years after the Closing Date.

          Section X.4 Counterparts/Facsimile/Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the Parties and shall be deemed to be an original instrument which shall be enforceable against the Parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all Parties.

          Section X.5 Entire Agreement. This Agreement, the Exhibits or Attachments hereto set forth the entire agreement and understanding of the Parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the Parties, both oral and written relating to the subject matter hereof.

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

The terms and conditions of all Exhibits and Attachments to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

          Section X.6 Survival; Severability. The following provisions shall survive the termination of this Agreement: 2.7, 6.1, 7.2, 8.1, 9.1, 10.6, 10.8,
10.10 and 10.11. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any Party.

          Section X.7 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          Section X.8 Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Securities and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor to the Investors.

          Section X.9 Fees and Expenses. Each of the Parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such Party) in connection with this Agreement and the transactions contemplated hereby.

          Section X.10 Brokerage. Each of the Parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other Party. The Company on the one hand, and the Investors, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying Party in connection with this Agreement or the transactions contemplated hereby.

          Section X.11 Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the Parties hereto shall keep confidential any information obtained from any other Party (except information publicly available or in such Party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other Parties all schedules, documents, instruments, work papers or other written information, without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herewith.

                 [Remainder of Page Intentionally Left Blank]

                           [Signature Page Follows]

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

          IN WITNESS WHEREOF, the Parties hereto have caused this Stock Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

Agreed to and Accepted on
this 4th day of June, 1999


                              UNIVERSAL TRADING TECHNOLOGY CORPORATION


                              By:  /s/ Fred S. Weingard
                                 ------------------------
                                       Fred S. Weingard
                                    President


                              TK HOLDINGS, INC.


                              By:  /s/ Robert Wilson
                                 ------------------------
                                       Name:
                                       Title:


                                   /s/ Mark Valentine
                                 ------------------------
                                       MARK VALENTINE


For purposes of Sections 1.3, 1.4, 5.3.2, 5.4, 5.6, 5.9, 5.10, 6.1, 7.1, 8.1,
9.1, 10.2, 10.6, 10.10 and 10.11

THE ASHTON TECHNOLOGY
GROUP, INC.


By: /s/ Arthur J. Bacci
   ------------------------
        Arthur J. Bacci
        President

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